--------------------------------------------------------------------------------
                                                                      CLOSED END
--------------------------------------------------------------------------------

Alliance World
Dollar Government
Fund II

                               [GRAPHIC OMITTED]

Annual Report
March 31, 2001

                                            Alliance Capital[LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
May 14, 2001

Dear Shareholder:

This report provides the performance and market activity for Alliance World Dollar Government Fund II (the "Fund") for the annual reporting period ended March 31, 2001.

Investment Objectives and Policies

This closed-end fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, it invests primarily in high yielding, high risk sovereign debt and U.S. corporate fixed-income obligations that we expect to benefit from improving economic and credit fundamentals.

Investment Results

The following table shows the Fund's performance over the six- and 12-month periods ended March 31, 2001. For comparison, we have included the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.

INVESTMENT RESULTS*
Periods Ended March 31, 2001

                                                           ---------------------
                                                               Total Returns
                                                           ---------------------
                                                           6 Months    12 Months
--------------------------------------------------------------------------------
Alliance
World Dollar
Government
Fund II                                                       3.54%        7.73%
--------------------------------------------------------------------------------
J.P. Morgan
Emerging
Markets Bond
Index Plus                                                    3.77%        9.65%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) as of March 31, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund II.

      Additional investment results appear on pages 7-9.

The Fund underperformed its benchmark for the six- and 12-month periods ended March 31, 2001. The Fund's overweight positions in Turkey and Argentina and underweight positions in Venezuela and Colombia dampened performance while the Fund's overweighting in Russia enhanced performance. A more detailed explanation of each follows.

"Political noise" in emerging countries tends to be a dominant contributing factor in performance, as it may directly impact economic growth, confidence and investors' risk perceptions. Countries such as the Philippines, Turkey and Argentina are clear examples of how political instability can create a


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

difficult market environment such as that recently experienced.

The Fund's overweighting in Turkey early in the period was the major detractor from the Fund's performance during the period under review. Political instability coupled with an ongoing financial crisis (the devaluation of the Turkish lira and a decline in dollar reserves) weakened Turkish debt.

While economic conditions in Argentina improved and Argentine debt performed better than anticipated, recent mistakes by the Argentine government regarding debt management and public relations have increased investors' concerns and depressed prices. This has dampened the Fund's performance. Additionally, Argentina remains particularly vulnerable to any deterioration in international liquidity conditions, whether it originates in Argentina, the U.S. or elsewhere.

As previously mentioned, the Fund's underweighting in Venezuela and Colombia also detracted from the Fund's performance. Venezuelan debt was helped by rising oil prices during this period, as Venezuela is very dependent on oil exports. However, we remained concerned with President Hugo Chavez's lack of economic policy focus and the country's rising political uncertainties. The underweight position in Colombia hurt the Fund's performance as Colombian debt was boosted by the government's issuance of a new World Bank guaranteed bond. This new World Bank issue allows the Colombian government to diversify its funding sources and avoid the dollar market until market sentiment improves.

The Fund's overweighting in Russia enhanced performance. As of February, Russia had repaid all payments on outstanding debt, reversing its earlier strategy of refusing to pay its full principal obligation to the Paris Club. Talks with the International Monetary Fund (IMF) improved after Russia repaid its Paris Club obligations and negotiators for both sides were able to agree on setting fiscal and monetary targets and structural reform objectives (i.e., tax and banking reforms and other regulatory improvements).

Performance within the JPM EMBI+ has been mixed, with triple B-rated and single B-rated securities outperforming double B-rated securities. The Fund's holdings of triple B-rated securities (Mexico, South Korea, Qatar and Panama) and single B-rated securities (Russia, Ecuador and Nigeria) enhanced performance. The Fund's holdings of double B-rated debt in Brazil, Argentina, Peru, Turkey and the Philippines detracted from performance.

Market Overview

The slowdown in the U.S. economy is now impacting the global economy. Slower U.S. economic growth has affected Europe, Japan and the emerging markets. The U.S. economy lost momentum during the six-month period ended March 31, 2001 as equity valuations deteriorated and consumer confidence declined. U.S. gross domestic product (GDP) growth slowed from 5.2% in the first half of 2000 to 1.6% in the second half of the year. However, first-quarter 2001 preliminary GDP numbers surprised the markets with a stronger-than-expected 2% growth rate.


--------------------------------------------------------------------------------
2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------


The U.S. Federal Reserve has moved to an easing bias beginning in mid-December and has lowered rates from 6.50% to 4.00 by mid-May. Manufacturing led the U.S. economy's weakness, and unemployment edged upward from recent record lows. Home sales and retail sales fluctuated, however they remained relatively resilient considering the slowing economy and decline in equity valuations. Inflation remained relatively tame during the period as consumption slowed and the surge in energy prices began to subside.

The European economy had been expanding smoothly in 2000 but is now decelerating. Recently, the European Central Bank (ECB) has taken a more proactive approach to implementing fiscal policy; however, economic deceleration and weakness in the euro have already hurt the European economy. In Japan, slowing capital spending late in 2000, coupled with industrial and financial weakness that emerged in the first quarter of 2001, confirm that Japan will probably grow at a rate of less than 1% in 2001. The Bank of Japan (BOJ) has reversed its 25 basis points rate hike of August 2000, leaving Japan's overnight call rate at effectively zero.

Despite the U.S. economy's weakness, the U.S. dollar remains strong, gaining 7% versus the euro and 9% versus the yen in the first quarter. Such currency strength concurrent with economic weakness suggests a high degree of confidence among global investors in the ultimate stability and strength of the U.S.

Emerging market debt as measured by the JPM EMBI+ returned 3.77% during the six-month period ended March 31, 2001. There was a wide disparity in performance by geographic regions, with two major countries--Turkey and Argentina--pulling down the average. Most individual country returns were positive, with Colombia posting the largest gain at 16.84% as a result of the World Bank's new guaranteed bond issuance and rising oil prices. Other individual outperformers (as measured by their JPM EMBI+ components) included Nigeria 12.68%, Qatar 11.48%, Poland 11.36%, South Korea 9.72%, Russia 8.99%, the Philippines 8.40%, Peru 12.33%, Ecuador 6.95%, Panama 6.62% and Mexico 4.83%.

For the six-month period ended March 31, 2001, the Credit Suisse First Boston Global High Yield Index returned -0.37%. However, returns varied dramatically between -5.06% in fourth quarter of 2000 and 4.94% in first quarter of 2001. Contributing to weak performance in 2000 were an increase in the rate of company defaults and a shift in sentiment away from developmental credits in the telecommunications and technology sectors to more defensive issuers. Credit availability withered as bankers tightened their lending standards; because of issuers' dependence on the bank market for short-term liquidity, this negatively impacted the high-yield market. Double-B-rated securities outperformed single-B-rated securities as investors sought higher quality issuers.


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Market sentiment improved dramatically after the Federal Reserve began lowering interest rates in mid-December, and issuers took advantage of the funding window. The rally in the high-yield market accelerated through the first two months of 2001, as money flowed back into the sector. First-quarter 2001's new issuance was $30.2 billion, and January's $14.7 billion calendar was the largest since May 1999. The best performing industries during the reporting period included finance, health care, supermarket/drug stores, lodging, energy, services, utilities and retail. The automotive, fixed and mobile telecommunications, metals and mining, paper and packaging, and technology sectors underperformed the broader market. Double B-rated securities outperformed single B-rated securities as investors sought higher quality issuers. Default rates remain high, but are largely discounted in aggregate yields that continue to exceed 13%.

Investment Strategy

During the six-month period ended March 31, 2001, we increased our Argentina exposure, as the IMF's rescue package bolstered confidence and allowed Argentine debt returns to rebound in December, more than offsetting October's and November's declines. The IMF's deal provided Argentina with the breathing room needed to deal with a burdensome debt schedule. Monetary easing by the U.S. has helped to improve economic and monetary conditions in Argentina. Encouraging domestic economic data in December and January, as well as the cohesion of the Allianz (the political party that is currently in power), helped to boost investor expectations.

We reduced our exposure to Turkey as a result of political instability and an ongoing financial crisis. The Turkish lira came under pressure in November as the Central Bank of Turkey loosened the agreed targets for its net domestic assets and provided liquidity to domestic banks. As a result, there was an outflow of capital and reserves dropped by $6 billion in early December. In addition, a political disagreement in mid-February between the President and the Prime Minister created further turmoil in the market. This political instability has led to the devaluation of the Turkish lira (devalued to 1,000,000 TRL/USD), concerns that the government may not be able to fulfill its agreement with the IMF and the possibility that foreign banks may not provide bridge loans to assist with the government's heavy domestic debt payments.

The Fund's exposure to Mexico also decreased during the period. The slowdown in the Mexican economy can be attributed to the slowing of the U.S. economy, as the two are closely integrated. The weakening economy, most visibly affecting industries such as manufacturing and automobile pro-


--------------------------------------------------------------------------------
4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

duction, will further deteriorate with the decline of the U.S. economy. However, Mexico's tight macro policies have been aimed at restricting negative effects in the event of further deterioration of oil prices and at protecting Mexico's creditworthiness.

We maintained the Fund's position in Russia and modestly increased our position in Venezuela as the combination of economic reform, steady economic growth and rising commodity prices (mainly oil) enhanced their credit profiles.

Outlook

The global economy appears to be slowing and the risk of recession in the U.S. economy has increased. Weak corporate profits have impacted consumer spending. At this point, maintaining confidence is key to stabilizing economic activity. The Federal Reserve has aggressively eased monetary policy this year, and we believe that it is nearing the end of its easing cycle with the possibility of another 25 basis point rate cut by mid-year. Furthermore, tax cuts should provide further stimulus to the consumer, increasing the odds of stronger growth ahead. We expect U. S. growth to be 1.5% in 2001.

In Europe, we expect growth to slow to 2.2% in 2001 as compared to 3.5% in 2000. As the ECB has recognized that a more proactive fiscal policy could have prevented the deceleration of the European economy and weakness of the euro, it is expected to ease 75 basis points over the remainder of the year.

The market is currently torn between two competing views. The first view is that slowing growth in the G-7 countries (United States, Great Britain, France, Germany, Italy, Canada and Japan) will hurt growth prospects in the emerging market economies. The second view is that the liquidity provided by the G-7 countries' central banks will help domestic demand. We believe the latter is correct.

A slower growth economy, coupled with an accommodative monetary policy, bodes well for the high yield market. Demand for high yield securities has improved, as evidenced by increased flows into high yield mutual funds and increased allocations to high yield by institutions and pension funds. While defaults should remain at historically high levels and may increase, we believe the market has identified most of these troubled companies and priced their securities accordingly. With an accommodative monetary policy, slow economic growth, and high-yield securities yielding in excess of 13%, we continue to believe the high-yield market offers significant value.


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO OMITTED]     John D. Carifa

[PHOTO OMITTED]     Wayne D. Lyski

Portfolio Manager, Wayne D. Lyski, oversees fixed-income investments at Alliance and manages assets in both domestic and international markets. Mr. Lyski has over 27 years of investment experience.

Thank you for your interest and investment in Alliance World Dollar Government Fund II. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President


--------------------------------------------------------------------------------
6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II (NAV)
GROWTH OF A $10,000 INVESTMENT
7/31/93* TO 3/31/01

JPM EMBI+ Index:                                $24,241
Alliance World Dollar Government Fund II (NAV): $21,517


  [The following was represented by a mountain chart in the printed material.]

                            Alliance                         JP Morgan
                          World Dollar                    Emerging Markets
                       Government Fund II                  Bond Plus Index
-------------------------------------------------------------------------------
     7/31/93                 $10,000                           $10,000
     3/31/94                   9,493                             9,582
     3/31/95                   8,526                             8,511
     3/31/96                  11,966                            12,667
     3/31/97                  15,693                            16,599
     3/31/98                  19,379                            20,021
     3/31/99                  13,866                            17,820
     3/31/00                  19,972                            21,967
     3/31/01                  21,517                            24,241


This chart illustrates the total value of an assumed $10,000 investment in Alliance World Dollar Government Fund II at net asset value (NAV) (from 7/31/93 to 3/31/01) as compared to the performance of an appropriate index. The index is from inception of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which was 1/1/94. For the period 7/31/93 through 3/31/94, the J.P. Morgan Emerging Markets Bond Index was used. All other periods use the JPM EMBI+ benchmark. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index is unmanaged and reflects no fees or expenses. When comparing Alliance World Dollar Government Fund II to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund II.

*     Closest month-end after Fund's inception date of 7/28/93.


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 3/31

                              [BAR CHART OMITTED]

                Alliance World Dollar Government Fund II (NAV)--
                            Yearly Periods Ended 3/31

--------------------------------------------------------------------------------
                               Alliance World Dollar      J.P. Morgan Emerging
                             Government Fund II (NAV)    Markets Bond Index Plus
--------------------------------------------------------------------------------
      3/31/94*                      -5.07%                       -4.18%
      3/31/95                      -10.19%                       -8.53%
      3/31/96                       40.36%                       48.23%
      3/31/97                       31.15%                       35.02%
      3/31/98                       23.48%                       17.98%
      3/31/99                      -28.44%                      -14.47%
      3/31/00                       44.16%                       29.05%
      3/31/01                        7.73%                        9.65%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. When comparing Alliance World Dollar Government Fund II to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund II.

* The Fund's return for the period ended 3/31/94 is from the Fund's inception date of 7/28/93 through 3/31/94. For the period 7/31/93 through 3/31/94, the J.P. Morgan Emerging Markets Bond Index was used. All other periods use the JPM EMBI+ benchmark.


--------------------------------------------------------------------------------
8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
March 31, 2001

INCEPTION DATE
7/28/93

PORTFOLIO STATISTICS
Net Assets ($mil): $807.5

SECURITY TYPE BREAKDOWN             [PIE CHART OMITTED]
     79.8%  Sovereign
      7.9%  Corporate
      7.7%  Brady Bonds
      3.1%  Yankee Bonds
      0.1%  Common Stock

      1.4%  Short-Term

COUNTRY BREAKDOWN                   [PIE CHART OMITTED]
     23.9%  Argentina
     19.3%  Russia
     15.4%  Brazil
      9.9%  Mexico
      4.2%  Venezuela
      4.1%  United States
      3.2%  Panama
      3.2%  Ecuador
      3.1%  Bulgaria
      2.6%  Qatar
      2.5%  Korea
      1.9%  Trinidad & Tobago
      1.8%  Turkey
      1.8%  Colombia
      1.3%  Philippines
      0.7%  Cayman Islands
      0.4%  Netherlands
      0.4%  Peru
      0.3%  Ukraine

* All data as of March 31, 2001. The Fund's security type and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
March 31, 2001

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-94.0%

Sovereign Debt Securities-85.7%
Argentina-23.9%
Bonos Del Tesoro
   11.25%, 5/24/04 ............................        $ 34,600   $  31,243,800
   11.75%, 5/21/03 ............................          19,840      18,530,560
Republic of Argentina
   9.75%, 9/19/27(a) ..........................          31,840      23,402,400
   10.25%, 7/21/30(a) .........................          80,300      60,827,250
   11.375%, 1/30/17(a) ........................          10,000       8,263,000
   11.75%, 4/07/09 ............................          20,000      17,026,000
   11.75%, 6/15/15(a) .........................          34,800      28,710,000
   12.00%, 2/01/20 ............................           6,000       4,980,000
                                                                  -------------
                                                                    192,983,010
                                                                  -------------
Brazil-13.7%
Republic of Brazil
   11.00%, 8/17/40(a) .........................         142,960     110,794,000
                                                                  -------------

Colombia-1.9%
Republic of Colombia
   11.75%, 2/25/20 ............................          16,600      15,272,000
                                                                  -------------

Ecuador-3.4%
Republic of Ecuador
   4.00%, 8/15/30(b)(c) .......................          54,550      22,365,500
   12.00%, 11/15/12(b) ........................           7,653       5,242,305
                                                                  -------------
                                                                     27,607,805
                                                                  -------------
Mexico-5.6%
United Mexican States Global Bond
   8.125%, 12/30/19 ...........................           5,000       4,493,750
   8.375%, 1/14/11(a) .........................          14,200      13,987,000
   11.375%, 9/15/16 ...........................          22,900      26,479,270
                                                                  -------------
                                                                     44,960,020
                                                                  -------------
Panama-3.5%
Republic of Panama
   9.375%, 4/01/29 ............................          10,000      10,038,000
   9.625%, 2/08/11 ............................          17,000      16,915,000
   10.75%, 5/15/20 ............................           1,000       1,020,000
                                                                  -------------
                                                                     27,973,000
                                                                  -------------
Philippines-1.4%
Republic of Philippines
   9.875%, 1/15/19 ............................          14,000      11,708,200
                                                                  -------------


--------------------------------------------------------------------------------
10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
--------------------------------------------------------------------------------

Qatar-2.7%
State of Qatar
   9.75%, 6/15/30(b) ..........................        $ 21,000   $  22,155,000
                                                                  -------------

Russia-20.8%
Russian Federation
   2.50%, 3/31/30(b)(c) .......................         370,375     150,853,737
Russian Ministry Finance
   3.00%, 5/14/03 .............................          25,000      16,625,000
                                                                  -------------
                                                                    167,478,737
                                                                  -------------
Trinidad & Tobago-2.0%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(b) ..........................          15,694      16,282,525
                                                                  -------------

Turkey-2.0%
Republic of Turkey
   11.875%, 1/15/30 ...........................           5,500       4,221,250
   12.375%, 6/15/09 ...........................          14,000      11,620,000
                                                                  -------------
                                                                     15,841,250
                                                                  -------------
Ukraine-0.3%
Government of Ukraine
   11.00%, 3/15/07 ............................           3,686       2,545,183
                                                                  -------------

Venezuela-4.5%
Republic of Venezuela
   9.25%, 9/15/27 .............................          52,967      36,414,813
                                                                  -------------

Total Sovereign Debt Securities
   (cost $699,620,808) ........................                     692,015,543
                                                                  -------------

Collateralized Brady Bonds-7.9%(d)
Argentina-1.7%
Republic of Argentina Discount Bonds FRN
   7.563%, 3/31/23 ............................          20,000      14,200,000
                                                                  -------------

Brazil-2.8%
Republic of Brazil
   6.00%, 4/15/24 .............................          16,300      11,227,440
Republic of Brazil Discount Bonds FRN
   7.625%, 4/15/24 ............................          15,500      11,567,650
                                                                  -------------
                                                                     22,795,090
                                                                  -------------
Bulgaria-3.4%
Republic of Bulgaria Discount Bonds FRN
   6.313%, 7/28/24 ............................          36,500      27,239,950
                                                                  -------------

Total Collateralized Brady Bonds
   (cost $67,912,161) .........................                      64,235,040
                                                                  -------------


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
--------------------------------------------------------------------------------

Non-Collateralized Brady Bonds-0.4%
Peru-0.4%
Republic of Peru FLIRB
   4.00%, 3/07/17(b)(c)
   (cost $3,068,076) ..........................         $ 5,000   $   3,100,000
                                                                  -------------

Total Sovereign Debt Obligations
   (cost $770,601,045) ........................                     759,350,583
                                                                  -------------

CORPORATE DEBT OBLIGATIONS-11.8%
BBVA Bancomer Capital Trust
   10.50%, 2/16/11(b) .........................           5,500       5,671,875
GH Water Supply Holding, Ltd.
   7.00%, 6/22/08(b)(f) .......................           8,150       6,438,595
Grupo Iusacell SA de CV
   14.25%, 12/01/06 ...........................           8,905       9,272,331
Grupo Mexicano de Desarrollo, SA
   8.25%, 4/04/01(b)(e) .......................           3,933       1,179,800
Hanvit Bank
   11.75%, 3/01/10(b) .........................           3,000       2,977,281
   12.75%, 3/01/10(b) .........................          18,500      18,730,621
Innova S De. R.L.
   12.875%, 4/01/07 ...........................          14,600      13,030,500
Mexico City Toluca Toll Road
   11.00%, 5/19/02(b) .........................          17,553      11,760,487
Netia Holdings BV
   Series B
   11.25%, 11/01/07(g) ........................           4,000       2,540,000
Nextel International, Inc.
   12.75%, 8/01/10 ............................           5,600       4,438,000
PEMEX Project Funding Master Trust
   8.50%, 2/15/08 .............................          18,500      18,130,000
Versatel Telecom BV
   13.25%, 5/15/08 ............................           1,500         922,500
                                                                  -------------

Total Corporate Debt Obligations
   (cost $103,332,806) ........................                      95,091,990
                                                                  -------------


--------------------------------------------------------------------------------
12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                      Shares or
                                                      Principal
                                                         Amount
                                                          (000)    U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-0.1%
Guangdong Investment, Ltd.(f)(h) (Hong Kong) ..       2,395,292   $     184,270
Pegasus Media & Communications, Inc.(h) .......          22,564         518,972
                                                                  -------------
Total Common Stocks
   (cost $299,923) ............................                         703,242
                                                                  -------------

TIME DEPOSIT-1.5%
Bank of New York
   4.625%, 4/02/01
   (cost $12,300,000) .........................         $12,300      12,300,000
                                                                  -------------

Total Investments-107.4%
   (cost $886,533,774) ........................                     867,445,815
Other assets less liabilities-(7.4%) ..........                     (59,970,305)
                                                                  -------------

Net Assets-100% ...............................                   $ 807,475,510
                                                                  =============

(a) Securities, or portions thereof, with an aggregate market value of $252,440,986, have been segregated to collateralize reverse repurchase agreements.
(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, these securities amounted to $266,757,726 or 33.0% of net assets.
(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2001.
(d) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.
(e)   Security is in default and non-income producing.
(f) Security received in exchange of Guangdong 8.875%, 5/22/07 due to debt restructuring. In addition, the Fund also received the following securities which have $0 market value:
                                                         Shares or
                                                         Principal
                                                            Amount
                                                             (000)
                                                         ---------
      Hong Kong Property (Hong Kong)....................   207,493
      NewCo (Hong Kong).................................   207,493
      WaterCo Holdings (Hong Kong)......................    78,847
      Guangdong Alliance, Ltd. 8.00%, 12/22/05.......... HK$ 3,471
      Guangdong Asset Management 5.00%, 12/22/05........   $ 1,109
(g) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which the stated rate becomes effective.
(h)   Non-income producing security.
      Glossary of Terms:
      FLIRB - Front Loaded Interest Reduction Bond.
      FRN   - Floating Rate Note.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
March 31, 2001

Assets
Investments in securities, at value
   (cost $886,533,774) .....................................    $   867,445,815
Cash .......................................................             47,997
Receivable for investment securities sold ..................        205,718,585
Interest receivable ........................................         24,184,889
                                                                ---------------
Total assets ...............................................      1,097,397,286
                                                                ---------------
Liabilities
Reverse repurchase agreements ..............................        255,070,917
Payable for investment securities purchased ................         33,570,173
Advisory fee payable .......................................            743,989
Administrative fee payable .................................            201,298
Interest payable on reverse repurchase agreements ..........             15,691
Accrued expenses ...........................................            319,708
                                                                ---------------
Total liabilities ..........................................        289,921,776
                                                                ---------------
Net Assets .................................................    $   807,475,510
                                                                ===============
Composition of Net Assets
Capital stock, at par ......................................    $       778,503
Additional paid-in capital .................................      1,048,473,894
Undistributed net investment income ........................          4,003,924
Accumulated net realized loss on investment
   transactions ............................................       (226,692,852)
Net unrealized depreciation on investment transactions .....        (19,087,959)
                                                                ---------------
                                                                $   807,475,510
                                                                ===============
Net Asset Value Per Share
   (based on 77,850,368 shares outstanding) ................    $         10.37
                                                                ===============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended March 31, 2001

Investment Income
Interest ..................................                       $ 108,066,847
Expenses
Advisory fee ..............................     $   8,181,238
Administrative fee ........................         1,227,213
Custodian .................................           306,407
Transfer agency ...........................           204,859
Printing ..................................           196,099
Audit and legal ...........................           167,993
Registration ..............................           141,155
Directors' fees ...........................            37,472
Miscellaneous .............................            22,378
                                                -------------
Total expenses before interest ............        10,484,814
Interest expense ..........................         5,049,528
                                                -------------
Total expenses ............................                          15,534,342
                                                                  -------------
Net investment income .....................                          92,532,505
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ...........................                         (12,595,060)
Net change in unrealized
   appreciation/depreciation of
   investments ............................                         (30,993,208)
                                                                  -------------
Net loss on investment transactions .......                         (43,588,268)
                                                                  -------------
Net Increase in Net Assets
   from Operations ........................                       $  48,944,237
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS
                                                  Year Ended        Year Ended
                                                   March 31,         March 31,
                                                     2001              2000
                                                 =============    =============

Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $  92,532,505    $  89,482,238
Net realized loss on investment
   transactions ..............................     (12,595,060)     (81,592,245)
Net change in unrealized
   appreciation/depreciation of
   investment transactions ...................     (30,993,208)     259,550,920
                                                 -------------    -------------
Net increase in net assets from operations ...      48,944,237      267,440,913
Dividends and Distributions to
Shareholders
Dividends from net investment income .........     (84,858,706)     (85,169,265)
Tax return of capital ........................              -0-      (3,407,497)
Common Stock Transactions
Reinvestment of dividends resulting in
   issuance of Common Stock ..................              -0-      12,559,183
                                                 -------------    -------------
Total increase (decrease) ....................     (35,914,469)     191,423,334
Net Assets
Beginning of period ..........................     843,389,979      651,966,645
                                                 -------------    -------------
End of period (including undistributed
   net investment income of $4,003,924
   at March 31, 2001) ........................   $ 807,475,510    $ 843,389,979
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Year Ended March 31, 2001

Increase (Decrease) in Cash from:
Operating Activities:
Interest received ........................   $    86,108,042
Interest expense paid ....................        (5,062,496)
Operating expenses paid ..................       (10,323,386)
                                             ---------------
Net increase in cash from operating
   activities ............................                      $    70,722,160
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments .................     1,532,246,587
Purchase of long-term portfolio
   investments ...........................    (1,763,213,691)
Purchase of short-term portfolio
   investments, net ......................        84,168,648
                                             ---------------
Net decrease in cash from investing
   activities ............................                         (146,798,456)
Financing Activities:
Increase in reverse repurchase
   agreements ............................       160,889,612
Cash dividends paid ......................       (84,858,706)
                                             ---------------
Net increase in cash from financing
   activities ............................                           76,030,906
                                                                ---------------
Net decrease in cash .....................                              (45,390)
Cash at beginning of period ..............                               93,387
                                                                ---------------
Cash at end of period ....................                      $        47,997
                                                                ===============
================================================================================

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets resulting from
   operations ............................                      $    48,944,237
Adjustments:
Increase in interest receivable ..........   $    (5,857,992)
Net realized loss on investment
   transactions ..........................        12,595,060
Net change in unrealized
   appreciation/depreciation .............        30,993,208
Accretion of bond discount ...............       (16,100,813)
Decrease in interest payable .............           (12,968)
Increase in accrued expenses .............           161,428
                                             ---------------
Total adjustments ........................                           21,777,923
                                                                ---------------
Net increase in cash from operating
   activities ............................                      $    70,722,160
                                                                ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
March 31, 2001

NOTE A

Significant Accounting Policies

Alliance World Dollar Government Fund II (the "Fund") was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend


--------------------------------------------------------------------------------
18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

5. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies ("the Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of the Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Adviser, whereby the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the year ended March 31, 2001, the Fund reimbursed AGIS $7,229, relating to shareholder servicing costs.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, U.S. government securities and U.S. government agencies) aggregated $1,716,793,148 and $1,616,010,018, respectively, for the year ended March 31, 2001. There were no purchases or sales of U.S. government and government agency obligations for the year ended March 31, 2001.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

At March 31, 2001, the cost of investments for federal income tax purposes was $891,597,413. Accordingly, gross unrealized appreciation of investments was $18,713,080 and gross unrealized depreciation of investments was $42,864,678, resulting in net unrealized depreciation of $24,151,598.

At March 31, 2001, the Fund had a capital loss carryforward of $215,559,867, of which $103,516,115 expires in the year 2007, $43,184,734 expires in the year 2008 and $68,859,018 expires in the year 2009.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $6,069,346 during fiscal year 2001.

These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period.

Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation of investments and swap contracts.

At March 31, 2001 the Fund did not have any outstanding swap agreements.

NOTE D

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized.

Of the 77,850,368 shares outstanding at March 31, 2001, the Adviser owned 7,200 shares. During the year ended March 31, 2001, the Fund issued no shares in connection with the Fund's dividend reinvestment plan. During the year ended


--------------------------------------------------------------------------------
20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

March 31, 2000, the Fund issued 1,365,986 shares in connection with the Fund's dividend reinvestment plan.

NOTE E

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended March 31, 2001, the Fund had entered into the following reverse repurchase agreements:

Amount                    Broker             Interest Rate         Maturity
============    ==========================   =============   ===================

$140,510,417    Merrill Lynch & Co.              4.85%         April 4, 2001
$ 39,400,000    Merrill Lynch & Co.              2.50%         April 10, 2001
$ 26,107,500    Merrill Lynch & Co.              5.00%         April 10, 2001
$ 22,164,000    Morgan Stanley Dean Witter       3.00%         April 10, 2001
$  8,024,000    Morgan Stanley Dean Witter       4.75%         April 20, 2001
$  8,840,000    Deutsche Bank                    2.00%         April 26, 2001
$ 10,025,000    Chase Manhattan Bank NA          2.75%          May 11, 2001

For the year ended March 31, 2001, the maximum amount of reverse repurchase agreements outstanding was $421,792,615, the average amount outstanding was approximately $130,528,759, and the daily weighted average annual interest rate was 5.23%.

NOTE F

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks, which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 21

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                           Year Ended March 31,
                                ----------------------------------------------------------------------
                                    2001           2000           1999             1998           1997
                                ----------------------------------------------------------------------
Net asset value,
   beginning of period ......   $  10.83       $   8.52       $  13.82       $    13.77       $  11.96
                                ----------------------------------------------------------------------
Income From Investment
   Operations
Net investment income .......       1.25(a)        1.16(a)        1.20(a)          1.30(a)        1.21
Net realized and unrealized
   gain (loss) on investments
   and swap contracts .......       (.62)          2.29          (5.06)            1.70           2.32
                                ----------------------------------------------------------------------
Net increase (decrease)
   in net asset value from
   operations ...............        .63           3.45          (3.86)            3.00           3.53
                                ----------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ........      (1.09)         (1.10)         (1.44)           (1.42)         (1.21)
Distributions in excess of
   net investment income ....         -0-            -0-            -0-              -0-          (.51)
Tax return of capital .......         -0-          (.04)            -0-              -0-            -0-
Distributions from net
   realized gain on
   investments ..............         -0-            -0-            -0-           (1.53)            -0-
                                ----------------------------------------------------------------------
Total dividends and
   distributions ............      (1.09)         (1.14)         (1.44)           (2.95)         (1.72)
                                ----------------------------------------------------------------------
Net asset value,
   end of period ............   $  10.37       $  10.83       $   8.52       $    13.82       $  13.77
                                ======================================================================
Market value, end of period .   $   9.15       $  9.188       $  9.375       $    13.75       $ 13.375
                                ======================================================================
Total return
Total investment return
   based on:(b)
   Market value .............      12.05%         11.15%        (20.95)%          26.49%         23.11%
   Net asset value ..........       7.73%         44.16%        (28.44)%          23.48%         31.15%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..........   $807,476       $843,390       $651,967       $1,029,791       $991,503
Ratio of expenses to average
   net assets ...............       1.90%          1.51%          1.31%            1.26%          1.29%

Ratio of expenses to average
   net assets, excluding
   interest expense .........       1.28%          1.30%          1.31%            1.26%          1.29%
Ratio of net investment
   income to average net
   assets ...................      11.31%         12.33%         11.89%            8.92%          8.92%
Portfolio turnover rate .....        203%           217%           262%             327%           257%

See footnote summary on page 23.


--------------------------------------------------------------------------------
22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 23

---------------------------
REPORT OF ERNST & YOUNG LLP
       INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance World Dollar Government Fund II, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund II, Inc., including the portfolio of investments, as of March 31, 2001, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund II, Inc. as of March 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
April 30, 2001


--------------------------------------------------------------------------------
24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                          ----------------------
                                                          ADDITIONAL INFORMATION
                                                          ----------------------

ADDITIONAL INFORMATION

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 25

----------------------
ADDITIONAL INFORMATION
----------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, except that 50% of the Fund's required investments in sovereign debt obligations is no longer required to be invested in collateralized Brady Bonds, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne
D. Lyski, the President of the Fund.

Supplemental Proxy Information

The Annual Meeting of Shareholders of The Alliance World Dollar Government Fund II was held on March 8, 2001. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                       Abstain/
                                                                       Authority
                                                           Voted For    Withheld
================================================================================
1. To elect directors:   Class One Nominees
                         (terms expire in 2004)
                         David H. Dievler                 71,423,510   1,041,562
                         Clifford L. Michel               71,454,118   1,010,953
                         Donald J. Robinson               71,441,159   1,023,913

                                                                       Abstain/
                                                              Voted    Authority
                                                Voted For    Against    Withheld
================================================================================
2. To ratify the selection of Ernst & Young LLP
   as the Fund's independent auditors for the
   Fund's fiscal year ending March 31, 2001:   71,657,359    281,584     526,129


--------------------------------------------------------------------------------
26 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

Brady bonds

U.S. dollar-denominated bonds that are issued by emerging market countries, particularly markets in Latin America, and collateralized by U.S. Treasury zero-coupon bonds.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

equity

Another term for stock.

fixed-income security

A bond.

fixed rate

The interest rate does not change during the entire term of the loan.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
28 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110-1520

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government Fund II for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 29

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
30 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL
INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of different newspapers each day. The Fund's NYSE trading symbol is "AWF." Weekly comparative net asset value and market price information about the Fund is published each Monday in the Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 31

NOTES


--------------------------------------------------------------------------------
32 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

Alliance World Dollar Government Fund II
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital[LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, AllianceCapital Management L.P.

WDGIIAR301